                                 SCHEDULE 14A
                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No. _____)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:


[_] Preliminary Proxy Statement                  [_] Confidential, For Use of the Commission Only (as
[X] Definitive Proxy Statement                       permitted by Rule 14a-6(e)(2)
[_] Definitive Additional Materials
[_] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            TAITRON COMPONENTS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
   [X]  No Fee Required
        Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   (1)  Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
   (2)  Aggregate number of securities to which transactions applies:
--------------------------------------------------------------------------------
   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
   (4)  Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
   (5)  Total fee paid:
--------------------------------------------------------------------------------
        Fee paid previously with preliminary materials:
--------------------------------------------------------------------------------
   [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

   (1)  Amount previously paid:
--------------------------------------------------------------------------------
   (2)  Form, Schedule or Registration Statement no.:
--------------------------------------------------------------------------------
   (3)  Filing party:
--------------------------------------------------------------------------------
   (4)  Date filed:
--------------------------------------------------------------------------------

                        TAITRON COMPONENTS INCORPORATED

                             ____________________

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            To Be Held June 1, 2001

                             ____________________


TO THE SHAREHOLDERS OF
TAITRON COMPONENTS INCORPORATED

     You are cordially invited to attend the Annual Meeting of Shareholders of Taitron Components Incorporated, a California corporation (the "Company"), which will be held at the Hyatt Valencia, 24500 Town Center Drive, Valencia, California 91355, on Friday, June 1, 2001, at 2:00 p.m. Pacific time, to consider and act upon the following matters:

  1.  The election of directors;

  2. To approve an amendment to the 1995 Stock Incentive Plan of Taitron Components Incorporated increasing the number of shares which may be issued under the Plan from 740,000 shares to 1,080,000 shares; and

  3. Such other business as may properly come before the Annual Meeting and any adjournment(s) thereof.

  The Board of Directors has fixed April 20, 2001 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any postponements or adjournments thereof, and only shareholders of record at the close of business on that date are entitled to such notice and to vote at the Annual Meeting. A list of shareholders entitled to vote at the Annual Meeting will be available at the Annual Meeting and at the offices of the Company for ten days prior to the Annual Meeting.

  We hope that you will use this opportunity to take an active part in the affairs of the Company by voting on the business to come before the Annual Meeting, either by executing and returning the enclosed Proxy Card or by casting your vote in person at the Annual Meeting.

  IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. YOU ARE INVITED TO ATTEND THE ANNUAL MEETING IN PERSON, BUT WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. IF YOU DO ATTEND THE ANNUAL MEETING, YOU MAY, IF YOU PREFER, REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.


                                             By Order of the Board of Directors


                                             /s/ Stewart Wang
                                             Stewart Wang
                                             CEO and President


28040 West Harrison Parkway
Valencia, California 91355
(661) 257-6060
April 21, 2001

                        TAITRON COMPONENTS INCORPORATED
                               _________________

                                PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS

                                  June 1, 2001
                               _________________

                                  INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Taitron Components Incorporated, a California corporation (the "Company"), for use at the Annual Meeting of Shareholders to be held at the Hyatt Valencia, 24500 Town Center Drive, Valencia, California 91355, on Friday, June 1, 2001, at 2:00 p.m. Pacific time. Accompanying this Proxy Statement is the Board of Directors' Proxy for the Annual Meeting, which you may use to indicate your vote as to the proposals described in this Proxy Statement.

     The expense of this solicitation of proxies will be borne by the Company. Solicitations will be made only by use of the mail except that, if deemed desirable, officers and regular employees of the Company may solicit proxies by telephone, telegraph or personal calls. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting material to the beneficial owners of the stock held of record by such persons and the Company will reimburse them for their reasonable expenses incurred in this connection.

     The Company's Annual Report to Shareholders, including financial statements for the fiscal year ended December 31, 2000, accompanies but does not constitute part of this Proxy Statement.

     The purpose of the meeting and the matters to be acted upon are set forth in the attached Notice of Annual Meeting. As of the date of this Proxy Statement, the Board of Directors knows of no other business which will be presented for consideration at the Annual Meeting. All Proxies which are properly completed, signed and returned to the Company prior to the Annual Meeting, and which have not been revoked, will be voted in favor of the proposals described in this Proxy Statement unless otherwise directed. A shareholder may revoke his or her Proxy at any time before it is voted either by filing with the Secretary of the Company, at its principal executive offices, a written notice of revocation or a duly executed Proxy bearing a later date, or by attending the Annual Meeting and expressing a desire to vote his or her shares in person. If any other business shall properly come before the meeting, votes will be cast pursuant to said proxies in respect of any such other business in accordance with the judgement of the persons acting under said proxies.

     The Company's principal executive offices is located at 28040 West Harrison Parkway, Valencia, CA 91355. It is anticipated that the mailing to shareholders of this Proxy Statement and the enclosed proxy will commence on or about April 24, 2001.

                    OUTSTANDING SECURITIES AND VOTING RIGHTS

     The close of business on April 20, 2001 has been fixed as the record date for the determination of Shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment(s) of the Annual Meeting. As of the record date, the Company had outstanding 4,927,170 shares of Class A Common Stock, par value $.001 per share, (the "Class A Common Stock"), and 762,612 shares of Class B Common Stock, par value $.001 per share (the "Class B Common Stock" and collectively with the Class A Common Stock, the "Common Stock"). The Class A Common Stock and the Class B Common Stock are the only outstanding voting securities of the Company. As of the record date, the Company had approximately 100 Shareholders of record. The Company is informed and believes that there are approximately 1,000 beneficial holders of its Class A Common Stock.

     A holder of Class A Common Stock is entitled to cast one vote for each share held on the record date on all matters to be considered at the Annual Meeting. A holder of Class B Common Stock is entitled to cast ten votes for each share held on the record date on all matters to be considered at the Annual Meeting. The five nominees for election as Directors who receive the highest number of votes will be elected. All other matters that may properly come before the meeting require for approval the favorable vote of a majority of shares voted at the meeting or by proxy. If the Company has fewer than 800 beneficial owners on April 20, 2001 and a shareholder requests cumulative voting before commencement of the election (and if the candidates' names have been placed in nomination prior to that time), then any shareholder may distribute among as many candidates as desired a number of votes equal to the number of directors to be elected multiplied by the number of shares held. The Company believes it will have more than 800 beneficial shareholders as of the record date, however, if cumulative voting is in effect, the persons named in the accompanying proxy will vote the shares in their discretion among all or any of the candidates named herein. Abstentions and broker non-votes will be included in the determination of shares present at the Annual Meeting for purposes of determining a quorum. Abstentions will be counted toward the tabulation of votes cast on proposals submitted to shareholders and will have the same effect as negative votes, while broker non-votes will not be counted as votes cast for or against such matters.

                                 PROPOSAL No. 1
                             ELECTION OF DIRECTORS

     In accordance with the Articles of Incorporation and Bylaws of the Company, the Board of Directors consists of not less than three nor more than seven members, the exact number to be determined by the Board of Directors. At each annual meeting of the Shareholders of the Company, directors are elected for a one-year term. The Board of Directors is currently set at five members and there currently exist no vacancies. At the 2001 Annual Meeting, each director will be elected for a term expiring at the 2002 annual meeting. The Board of Directors proposes the election of the nominees named below.

     Unless marked otherwise, Proxies received will be voted FOR the election of each of the nominees named below. If any such person is unable or unwilling to serve as a nominee for the office of director at the date of the Annual Meeting or any postponement or adjournment thereof, the Proxies may be voted for a substitute nominee, designated by the present Board of Directors to fill such vacancy. The Board of Directors has no reason to believe that any such nominee will be unwilling or unable to serve if elected a director.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE DIRECTORS NOMINATED HEREIN.

  The Board of Directors proposes the election of the following nominees as members of the Board of Directors:

                             Tzu Sheng (Johnson) Ku
                             Stewart Wang
                             Richard Chiang
                             Craig Miller
                             Felix M. Sung

  If elected, the nominees are expected to serve until the 2002 Annual Meeting of Shareholders.

Information with Respect to Each Nominee and Executive Officers.

     The following table sets forth certain information with respect to each nominee and executive officer of the Company as of March 31, 2001.

     Name                               Age           Position
     ----                              -----          --------
     Tzu Sheng (Johnson) Ku             52       Chairman of the Board and Director
                                                  Nominee

     Stewart Wang                       51       President, Chief Executive Officer,
                                                   Director and Director Nominee

     Richard Chiang                     44       Director and Director Nominee

     Craig Miller                       47       Director and Director Nominee

     Felix M. Sung                      51       Director and Director Nominee

     Other Officers:

     Michael Adams                      46       Vice President of Sales

     Steven H. Dong                     34       Chief Financial Officer and Secretary

     Sally Manley                       60       Vice President of Procurement

     Alex Miao                          51       Vice President of Engineering and
                                                   Quality Assurance

________________________________________________________________________________

     All officers are appointed by and serve at the discretion of the Board of Directors. There are no family relationships between any directors or officers of the Company.

     Tzu Sheng ("Johnson") Ku, a co-founder of the Company, has been the Chairman of the Company since it was founded in 1989. Mr. Ku is the Chairman of Weekendz Off, Inc., which sells high quality casual sportswear to stores such as Nordstrom, Bloomingdales, Saks Fifth Avenue and its own label "Weekendz Off". Additionally, Mr. Ku is Chairman of both Johnson Premium Hardwood Flooring and Americana Floors Incorporated, both located in Los Angeles, California.
Johnson Premium Hardwood Flooring is a manufacturer of pre-finished solid wood floors and Americana Floors Incorporated is an importer, wholesaler and retailer of name brand hard wood floors. From 1999 to 2000, Mr. Ku served as Chairman of Etron Corporation which is a world wide distributor of consumer electronic products.

     Stewart Wang, a co-founder of the Company, has served as the Chief Executive Officer, President and Director of the Company since its organization in 1989. Prior to founding the Company, Mr. Wang attended Pepperdine University, where he received his Masters of Business Administration degree in 1989. From 1985 to 1986, Mr. Wang was employed by Diodes Incorporated, a manufacturer and reseller of discrete rectifiers located in Southern California, as Purchasing and MIS Manager and later as Chief Operating Officer and President from 1986 to 1987. Prior thereto, from 1983 to 1985, Mr. Wang was Sales Manager for Rectron Limited, a rectifier manufacturer in Taiwan.

     Richard Chiang has been a Director of the Company since it was founded in 1989. Since 1986, Mr. Chiang has been the Chairman of Princeton Technology Corporation, which is a fabless integrated circuit design company. Also, Mr. Chiang is Chairman of Triton Management Corporation, which is a venture capital fund management company. Since 1996, Mr Chiang also served as Chairman of Proware Technology Corporation, which is a RAID subsystem business company and Chariman of ARCHIC Technology Corporation which is a RF Analog IC design company. Mr. Chiang also serves as a Director of both Alliance

Venture Capital Corporation which is a venture capital firm located in Taipei, Taiwan, and Advanced Communications Devices Corporation which is a networking switch controller chip design company located in Fremont CA. Also, Mr. Chiang serves as a Director of both DataFab, Inc., which is a leading Flash Memory Card Reader company in Taiwan and FiberCom which is a Fiber Optic Passive Components manufacturer in Taiwan.

     Craig Miller became a director of the Company in May 2000. Since 1998, Mr. Miller has been a director of Mosaic Capital, LLC, an investment banking firm located in Sherman Oaks, California. Prior thereto, Mr. Miller served as Regional Vice President with Comerica Bank since 1994. From 1987 to 1994, Mr. Miller served as Executive Vice President and Chief Financial Officer of Told Corporation, an industrial real estate development firm. He started his career with Union Bank in 1976 as a management trainee and left in 1987 as Senior Vice President.

     Felix M. Sung became a director of the Company in February 1995. Mr. Sung is the Managing Director and former Vice President of Tai North Company, a company engaged in exporting electronics, plastic parts and finished products to the United States and various European countries.

     Michael Adams, a co-founder of the Company, has been Vice President of Western Regional Sales since 1993 and is currently Vice President of Sales. From 1990 to 1993, Mr. Adams served as an Executive Sales Manager for the Company. Prior thereto, Mr. Adams was employed by Diodes Incorporated, as a Regional Sales Manager.

     Steven H. Dong joined the Company in March 1999 as its Chief Financial Officer. Prior thereto, from 1995 to 1999, Mr. Dong practiced as an independent financial consultant assisting publicly-held companies with high level
accounting projects and serving as interim Chief Financial Officer.   From 1988
to 1995, Mr. Dong was employed by the international accounting firm of
PriceWaterhouseCoopers, LLP.   Mr. Dong is a Certified Public Accountant and a
member in good standing with the American Institute of Certified Public Accountants and California State Board of Accountancy.

     Sally Manley, a co-founder of the Company, has been Vice President Central Regional Sales since 1994 and is currently Vice President of Procurement. From 1990 to 1994, Ms. Manley served as an Executive Sales Manager of the Company. Prior thereto, Ms. Manley was employed by Diodes Incorporated as a Regional Sales Manager.

     Alex Miao, has been Vice President of Engineering and Quality Assurance since 1997. Prior to 1997, Mr. Miao served as quality assurance manager in the computer products division at Analog Devices, Inc. Prior thereto, Mr. Miao served in management positions for quality systems and product/test engineering with Microchip Technologies, Inc., National Semiconductor Corporation, Micro Power Systems, the Chung-San Science and Technology institute and RCA Taiwan, Ltd.

     During 2000, the Board of Directors met two times. Each director attended one hundred percent of the Board of Directors meetings and the meetings of Board committees on which he served.

Committees of the Board

     Audit Committee - The Board of Directors has established an Audit Committee that reviews the audit and control functions of the Company, the Company's accounting principles, policies and practices and financial reporting, the scope of the audit conducted by the Company's independent auditors, the fees and all non-audit services of the independent auditors and the independent auditor's opinion and management comment letter (if any) and management's response thereto. The Audit Committee met once during the year. Members of the Audit Committee are Mr. Chiang, Mr. Miller and Mr. Sung.

     Compensation Committee - The Board of Directors has established a Compensation Committee. The function of the Compensation Committee is to review and make recommendations with respect to compensation of executive officers and key employees, including administration of the Company's Stock Incentive Plan. The Compensation Committee met once during the year. Members of the Compensation Committee are Mr. Chiang, Mr. Miller and Mr. Sung.

     The Board of Directors does not have a Nominating Committee or a committee performing similar functions.



Compliance with Section 16(a) of the Securities Exchange Act.

     Section 16(a) of the Securities and Exchange Act of 1934 (the "Exchange Act") requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that Section 16(a) forms were required and filed by such persons. The Company believes that, during the year ended December 31, 2000, all filing requirements applicable to its officers, directors, and greater than ten percent beneficial owners were complied with.


                                   MANAGEMENT

                           SUMMARY COMPENSATION TABLE

  The following table sets forth certain information as to the Company's Executive Officers (the "Named Executive Officers") which total annual salary plus bonus for the year ended December 31, 2000 exceeded $100,000:


                                          Annual Compensation                  Long Term
                                   ----------------------------------      Compensation Stock          All Other
     Name and Principal Position    Year           Salary      Bonus        Option Awards (1)       Compensation (2)
    ----------------------------   ------          ------      -----        -----------------       ----------------
     Stewart Wang, CEO               2000         $185,911     $    -             20,000               $ 5,022
                                     1999         $183,791     $    -             58,000               $ 8,820
                                     1998         $188,941     $    -                -                 $ 6,044

     Steven Dong, CFO (3)            2000         $109,389     $ 1,720               -                 $ 4,984
                                     1999         $ 89,737     $    -             20,000               $ 4,275
                                     1998         $     -      $    -                -                 $    -

     Mike Adams, VP of Sales         2000         $ 91,476     $ 2,500             5,000               $11,033
                                     1999         $ 85,698     $ 3,000             4,000               $ 4,200
                                     1998         $ 82,385     $ 7,000               -                 $ 4,280

     Sally Manley, VP of             2000         $ 80,682     $    -              5,000               $28,290
      Procurement                    1999         $ 77,573     $ 3,000             3,000               $ 4,540
                                     1998         $ 76,261     $ 5,000               -                 $ 8,170

--------------------------------------------------------------------------------------------------------------------

(1) All numbers reflect number of shares of Class A Common Stock subject to options granted during the year.
(2)  The amount mostly consists of automobile allowances and sales commissions.
(3)  Mr. Dong's salary for 1999 is from his date of hire of March 1, 1999.

                       OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth information with respect to grants of options ("Options") to purchase Class A Common Stock under the Stock Option Plan to the Named Executive Officers during the fiscal year ended December 31, 2000.


                                                                                      Potential Realizable
                                                                                        Value at Assumed
                              Number of     % of Total                                Annual Rate of Stock
                             Securities       Options                                  Appreciation for
                             Underlying     Granted to      Exercise                    Option Term(2)
                               Options       Employees       Price       Expiration   -------------------
    Name                     Granted(#)   in Fiscal Year   ($/sh)(1)        Date         5%         10%
    ----                     ----------   --------------   ---------     ----------   -------    --------
Stewart Wang, CEO              20,000         18.05%          (3)           2010      $40,120    $101,680
Mike Adams, VP of  Sales        5,000          4.51%          (3)           2010      $10,030    $ 25,420
Sally Manley, VP of             5,000          4.51%          (3)           2010      $10,030    $ 25,420
 Procurement

_______________

(1) The exercise price was market value of the Common Stock on the date of grant.

(2) These amounts represent certain assumed rates of appreciation only. Actual gains, if any, on option exercises are dependent upon other factors, including the future performance of the Common Stock and overall stock market conditions.

(3)  Options are exercisable at $3.19 per share .

                   OPTION EXERCISES AND FISCAL YEAR END VALUE

     The following table sets forth with respect to the Named Executive Officers information with respect to options exercised, unexercised options and year-end option values with respect to options to purchase shares of Class A Common Stock.

Aggregated Option Exercises During Fiscal 2000 and Fiscal Year-End Option Values

                                                        Number of Securities
                                                             Underlying             Value of Unexercised
                                                       Unexercised Options at       In the Money Options
                            Shares        Value         December 31, 2000(#)      at December 31, 2000 (1)
                         Acquired on     Realized    --------------------------  --------------------------
    Name                 Exercise(#)      ($)(2)     Exercisable  Unexercisable  Exercisable  Unexercisable
   -----                 -----------     ------      -----------  -------------  -----------  -------------
Stewart Wang, CEO              --            --        85,833         58,667       $31,805       $40,360
Steven Dong, CFO            6,667        22,534         6,666          6,667       $ 7,932       $ 7,933
Mike Adams, VP of              --            --        24,333         13,667       $ 8,313       $ 9,127
 Sales
Sally Manley, VP of            --            --        23,333         11,667       $ 7,267       $ 7,033
 Procurement

_______________
(1) Represents the difference between the last reported sale price of the Common Stock on December 31, 2000 and the exercise price of the option multiplied by the applicable number of shares.

(2) As of the date of this report, Mr. Dong still holds 6,667 shares from his options exercised above.

Compensation of Directors

     Non-employee directors receive $1,500 for attending the Annual Board of Directors meeting. The Company pays all out-of-pocket fees associated with the Directors attendance. In addition, members of the Compensation Committee receive an annual grant of 5,000 non-statutory stock options under the Company's 1995 Stock Incentive Plan (the "1995 Plan"), exercisable at the fair market value of the Company's Class A Common Stock on the date of grant, and which vest 1/3 upon each anniversary thereafter.

Employment Contract

     Mr. Wang's employment agreement expired December 31, 1997. As of the date of this Report, the Company and Mr. Wang have not entered into a new agreement and they do not anticipate to do so. Mr. Wang and the other executive officers are appointed by and serve at the discretion of the Board of Directors.

Compensation Committee Interlocks and Insider Participation

  During the year ended December 31, 2000, the Company had sales of approximately $48,000 to a company controlled by Mr. Chiang, a director of the Company. All of these sales were of electronic component products carried by the Company in inventory and the Company considers these sales to be in the normal course of business and on an arm's length basis. The Company has entered into a distributor agreement with the affiliated company, as such, the Company expects that such sales may continue in the future.

     During the year ended December 31, 2000, the Company purchased printing and related services of approximately $78,000 from a company in which Mr. Ku and Mr. Wang are affiliated. All of these purchases were for printing of catalogs and other materials that the Company considers to be in the normal course of business and on an arm's length basis.

     REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     The Compensation Committee has the responsibility to determine and administer the Company's executive compensation programs and make appropriate recommendations concerning matters of executive compensation. Set forth below are the principal factors underlying the Committee's philosophy used in setting compensation for fiscal 2000.

     Compensation Philosophy. At the direction of the Board of Directors, the Committee endeavors to ensure that the compensation programs for executive officers of the Company are competitive and consistent in order to attract and retain key executives critical to the Company's long-term success. The Committee believes that the Company's overall financial performance should be an important factor in the total compensation of executive officers. At the executive officer level, the Committee has a policy that a significant portion of potential compensation should consist of variable, performance-based components, such as stock options and bonuses, which can increase or decrease to reflect changes in corporate and individual performance. These incentive compensation programs are intended to reinforce management's commitment to the enhancement of profitability and shareholder value.

     The Committee takes into account various qualitative and quantitative indicators of corporate and individual performance in determining the level and composition of compensation for the Company's executive officers. In implementing the Company's executive compensation objectives, the Committee has designed an executive compensation program consisting of base salary, annual incentive compensation, stock options and other employment benefits.

     The Committee seeks to maintain levels of compensation that are competitive with similar companies in the Company's industry. To that end, the Committee reviews proxy data and other compensation data relating to companies within the Company's industry. In addition, from time to time, the Committee also receives assessments and advice regarding the Company's compensation practices from independent compensation consultants.

     Base Salary. The base salary of the executive officers represents the fixed component of their compensation program. The Company's philosophy regarding base salaries is to maintain salaries for the aggregate group of executive officers at levels the Committee believes to be near the industry average. Periodic increases in base salary relate to individual contributions to the Company's performance.

     Annual Incentive Compensation. The Company's executive officers are eligible for annual incentive compensation consisting primarily of cash bonuses based on the attainment of corporate earnings. While performance against financial objectives is the primary measurement for executive officers' annual incentive compensation, non-financial performance also affects pay. The Committee considers such corporate performance measures as net income, basic earnings per common share, return on average common shareholders' equity, sales growth and expense management in making compensation decisions. The Committee also appreciates the importance of achievements that may be difficult to quantify, and accordingly recognizes qualitative factors, such as successful supervision of major corporate projects and demonstrated leadership ability.

     Stock Options. The Committee strongly believes that the Company's compensation program should provide employees with an opportunity to increase their equity ownership and potentially gain financially from Class A Common Stock price increases. By this approach, the best interests of shareholders, executives and employees will be closely aligned. Therefore, executives and other employees are eligible to receive stock options, giving them the right to purchase shares of Class A Common Stock of the Company at a specified price in the future. The Committee believes that the use of stock options as the basis for long-term incentive compensation meets the Committees compensation strategy and business needs of the Company by achieving increased value for shareholders and retaining key employees.

     The Company recommended to the Board of Directors the granting of 73,200 options to purchase the company's Class A Common Stock during the 2000 fiscal year. In approving grants and awards under the Plan, the quantitative and qualitative factors and industry comparisons outlined above are considered. The number of options previously awarded to and held by executive officers was an important factor in determining the size of current option grants.

     Other Employment Benefits. The Company provides a cafeteria plan to cover health and welfare benefits to executives and all employees similar to those provided by similar companies in the Company's industry. The Company also provides a 401(k) plan in which all employees are eligible.

     Chief Executive Officer Compensation.   With respect to Mr. Wang, the
Company's Chief Executive Officer, the Compensation Committee established an annual base salary of $185,911 for him. In determining the appropriate compensation figure for Mr. Wang, the Compensation Committee considered a variety of factors, including a comparison of Mr. Wang's compensation at his level of experience with the executive compensation paid in similar industry groups to executives with comparable levels of experience.

                                                COMPENSATION COMMITTEE

                                                Richard Chiang
                                                Craig Miller
                                                Felix Sung

     The Report of the Compensation Committee on Executive Compensation shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

                            STOCK PERFORMANCE GRAPH

The following performance table compares the cumulative total return for the period from April 19, 1995 through December 31, 2000, from an investment of $100 in (i) the Company's Class A Common Stock, (ii) the NASDAQ US Companies index,
(iii) the Peer Group of companies. For each group an initial investment of $100 is assumed on April 19, 1995 (the date of the Company's initial public offering). The total return calculation assumes reinvestment of all dividends for the indices. The Company did not pay dividends on its Class A Common Stock during the time frame set forth below:

                       [PERFORMANCE GRAPH APPEARS HERE]

     The data points depicted on the graph are as follows:

       Date           The Company     NASDAQ US Companies    Peer Group (2)
------------------    -----------     -------------------    --------------
April 19, 1995 (1)      $100.00             $100.00              $100.00
------------------    -----------     -------------------    --------------
December 31, 1995       $150.00             $129.80              $128.84
------------------    -----------     -------------------    --------------
December 31, 1996       $ 45.24             $159.65              $130.35
------------------    -----------     -------------------    --------------
December 31, 1997       $ 52.38             $195.95              $130.90
------------------    -----------     -------------------    --------------
December 31, 1998       $ 29.14             $275.60              $ 90.17
------------------    -----------     -------------------    --------------
December 31, 1999       $ 34.96             $512.34              $155.62
------------------    -----------     -------------------    --------------
December 31, 2000       $ 46.85             $312.52              $152.34
------------------    -----------     -------------------    --------------

(1) The 1995 data begins April 19, 1995, the date of the Company's initial public offering.
(2) The Peer Group consists of the following electronic and industrial distribution companies:

          All American Semiconductor, Inc.            Jaco Electronics, Inc.
          Arrow Electronics, Inc.                     Reptron Electronics, Inc.
          Avnet, Inc.

                                 PROPOSAL No. 2

             APPROVAL OF AMENDMENT TO THE 1995 STOCK INCENTIVE PLAN

     The Board of Directors believes it is in the best interests of the Company to make substantial use of stock-based incentives to attract, retain and motivate qualified employees. Accordingly, in May, 2000, the Board of Directors unanimously adopted, subject to shareholder approval, an amendment to increase the total number of shares of Class A Common Stock that may be issued under the Taitron Components Incorporated 1995 Stock Incentive Plan (the "Plan") from 740,000 shares to 1,080,000 shares and is submitting such amendment to the Plan to the shareholders for their approval at the Annual Meeting.

Description of the Plan

     The full text of the Plan, and the amendment thereto, is attached to this Proxy Statement as Exhibit A and the following discussion of the Plan is qualified in its entirety by reference thereto. The following is a description of the Plan as presently in effect.

     General. The Plan provides for the issuance of "incentive stock options" under Section 422 of the Internal Revenue Code of 1986, as amended, "nonstatutory options" (collectively with incentive stock options, "Options") and stock appreciation rights ("Rights") to directors, officers and other employees of the Company.

     The Plan is currently administered by the Company's Compensation Committee, but may be administered by the Board of Directors or any other committee to whom such authority is delegated by the Board of Directors (the "Administrator").
The Administrator has sole discretion and authority, consistent with the provisions of the Plan, to select the directors, officers and other employees to whom Options or Rights will be granted under the Plan, the number of shares which will be covered by each Option or Right and the form and terms of agreements to be used to represent the Options or Rights. All key employees, officers and directors (other than members of the Compensation Committee who are automatically granted, and limited to, 5,000 nonstatutory options per year) of the Company are eligible to participate in the Plan. As of the record date, there were fifty-six officers and employees and three non-employee directors eligible to receive Options and/or Rights under the Plan.

     Available Shares Under the Plan. Subject to adjustment for stock splits, stock dividends and other similar events, an aggregate of 740,000 shares of Class A Common Stock, par value $.001 per share, are reserved for issuance under the Plan. As of the record date, Options and Rights covering 697,936 shares of Class A Common Stock have been granted.

     Options. The Administrator is empowered to determine the exercise price of Options granted under the Plan, but the exercise price of incentive stock options must not be less than the fair market value of a share of Class A Common Stock on the date the incentive stock option is granted and nonstatutory options must have an exercise price equal to at least 85% of the fair market value of a share of Class A Common Stock on the date the nonstatutory option is granted (the exercise price of any incentive stock option granted to an Option holder who owns at least 10% of the outstanding Common Stock must not be less than 110% of the fair market value of a share of Class A Common Stock on the date the incentive stock option is granted). Incentive stock options may only be granted to officers and employees of the Company. No incentive stock options may be granted to any Option holder which first becomes exercisable during any calendar year with respect to shares having an aggregate fair market value, measured at the time of the grant of such options, in excess of $100,000. Options granted under the Plan will generally become exercisable at a rate of from 20% to 33% per year, commencing one year from the date of grant. All Options which have not previously been exercised or terminated will expire on the tenth anniversary of the date of grant.

     The Plan also provides for automatic grants of nonstatutory options to purchase 5,000 shares of Class A Common Stock to all members of the committee administering the Plan, upon their initial election to such committee and each year thereafter. The exercise price of such nonstatutory options will be equal to the fair market value of a share of Class A Common Stock on the date of grant.

     Options terminate on the ninetieth day following the termination of employment or services of the Option holder with the Company. If the Option holder dies or becomes disabled during the term of the Option, the Option may be exercised by the Option holder or by the Option holder's estate for a period of one year following such date. An Option will be exercisable following termination of employment or services only to the extent it was exercisable on the date of such termination, but no Option may be exercised after the expiration of its term.

     Options granted under the Plan are not transferable other than by will or by the laws of descent and distribution, and Options may be exercised, during the lifetime of the Option holder, only by the Option holder or by the Option holder's guardian or legal representative.

     Payment of the exercise price may be made in cash, by check, or if all necessary regulatory requirements have been satisfied and the Option Agreement so provides, in shares of Class A Common Stock of the Company already owned by the Option holder valued at their fair market value on the date of exercise of the Option. The Plan also provides that as a condition of delivery of shares purchased under the Plan, the Company may require the Option holder to deposit with the Company an amount sufficient to satisfy any withholding tax requirements relating to the delivery of the shares. Under certain conditions, including the consent of the Administrator, the Option holder may elect to satisfy his or her withholding obligations with a portion of the shares otherwise deliverable by the Company.

     Stock Appreciation Rights. Under the Plan, Rights may be granted independently of any Option or in connection with Options granted under the Plan. The exercise price of a Right must be equal to at least 100% of the fair market value of a share of Class A Common Stock on the date the Right is granted (the exercise price of any Right granted to a person who owns at least 10% of the outstanding Common Stock must not be less than 110% of the fair market value of a share of Class A Common Stock on the date the Right is granted).

     Plan Duration. The Plan expires on March 31, 2005, ten years from the date of its adoption by the Board of Directors. No Options or Rights may be granted under the Plan after March 31, 2005. However, any Option or Right that was duly granted on or prior to such date may thereafter be exercised or settled in accordance with its terms.

     Effect of Section 16(b) of the Securities Exchange Act of 1934. The acquisition and disposition of Class A Common Stock by officers, directors and more than 10% shareholders of the Company ("Insiders") pursuant to Options or Rights granted to them under the Plan may be subject to Section 16(b) of the Securities Exchange Act of 1934. Pursuant to Section 16(b), a purchase of Class A Common Stock by an Insider within six months before or after a sale of Class A Common Stock by the Insider could result in recovery by the Company of all or a portion of any amount by which the sale proceeds exceed the purchase price. Insiders are required to file reports of changes in beneficial ownership under
Section 16(a) of the Securities Exchange Act of 1934 upon acquisitions and dispositions of shares. Rule 16b-3 provides an exemption from Section 16(b) liability for certain transactions pursuant to certain employee benefit plans. The Plan is designed to comply with Rule 16b-3.

Certain Federal Income Tax Considerations

     The following is a brief description of the federal income tax treatment that generally will apply to Options and Rights granted under the Plan, based on federal income tax laws in effect on the date hereof. The exact federal income tax treatment of Options and Rights will depend on the specific nature of the Options and Rights.

     Incentive Stock Options. Pursuant to the Plan, employees may be granted Options that are intended to qualify as "incentive stock options" under the provisions of Section 422 of the Internal Revenue Code. Except as described in the following two sentences, the optionee generally is not taxed and the Company is not entitled to a deduction on the grant or exercise of an incentive stock option, provided the incentive stock option is exercised while the optionee is an employee of the Company or within three months following termination of employment (one year if termination is due to permanent disability). The amount by which the fair market value of the shares acquired upon exercise of the incentive stock option exceeds the exercise price will be included as a positive adjustment in the calculation of the optionee's "alternative minimum taxable income" in the year of exercise. The "alternative minimum tax" imposed on individual taxpayers generally is equal to the amount by which a specified percentage of the individual's alternative minimum taxable income (reduced by certain exemption amounts) exceeds his or her regular income tax liability for the year.

     If the optionee sells shares acquired upon exercise of an incentive stock option at any time within one year after the date of exercise or two years after the date of grant of the incentive stock option, then:

          (1) the optionee will recognize ordinary income in an amount equal to the excess, if any, of the lesser of the sales price or the fair market value of the shares on the date of exercise over the exercise price;

          (2) the optionee will recognize capital gain in an amount equal to the excess, if any, of the sales price over the fair market value of the shares on the date of exercise;

          (3) the optionee will recognize capital loss equal to the excess, if any, of the exercise price over the sales price; and

          (4) the Company will generally be entitled to a deduction in an amount equal to the amount of ordinary income recognized by the optionee.

     If the optionee sells shares acquired upon exercise of an incentive stock option at any time after the first anniversary of the date of exercise and the second anniversary of the date of grant of the incentive stock option, then the optionee will recognize capital gain or loss equal to the difference between the sales price and the exercise price of the incentive stock option, and the Company will not be entitled to any deduction.

     Nonstatutory Options. The grant of an Option to acquire Class A Common Stock that does not qualify for treatment as an incentive stock option generally is not a taxable event for the optionee. Upon exercise of the nonstatutory option, the optionee generally will recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the exercise price, and the Company will be entitled to a deduction equal to such amount. A subsequent sale of the shares generally will give rise to capital gain or loss equal to the difference between the sales price and the sum of the exercise price paid with respect to such shares plus the ordinary income recognized with respect to such shares.

     Special Rules for Options Granted to Insiders. If an Insider exercises an Option within six months of the date of grant, the Insider generally will not recognize ordinary income until the date of sale of the shares or, if earlier, six months after the date of grant of the Option. If the Insider makes a
Section 83(b) Election within 30 days after the date (the "Acquisition Date") of the exercise of the Option, he or she will recognize ordinary income on the Acquisition Date equal to the excess of the fair market value of the shares on that date over the exercise or purchase price. In addition, special rules apply to an Insider who exercises an Option having an exercise price greater than the fair market value of the underlying shares on the date of exercise.

     Miscellaneous Tax Issues. Generally, the Company will be required to make arrangements for withholding applicable taxes with respect to ordinary income recognized by an employee in connection with Options or Rights granted under the Plan. Special rules will apply in cases where the recipient of an Option or Right pays the exercise price of the Option or applicable withholding tax obligations by delivering previously owned shares or by reducing the number of shares otherwise issuable pursuant to the Option. Such delivery of shares will in certain circumstances result in the recognition of income with respect to such shares.

     The terms of the agreements pursuant to which specific Options or Rights are granted to directors, officers and employees under the Plan may provide for accelerated vesting in connection with a change in ownership or control of the Company. In that event and depending upon the individual circumstances of the recipient, certain amounts with respect to such Option or Right may constitute "excess parachute payments" under the "golden parachute" provisions of the Internal Revenue Code. Pursuant to these provisions, a recipient will be subject to a 20% excise tax on any "excess parachute payment" and the Company will be denied any deduction with respect to such payment. In certain instances, the Company may be denied a deduction for compensation attributable to Options granted to certain officers of the Company to the extent such compensation exceeds $1,000,000 in a given year.

Previous Grants under the Plan

     As of the record date, the Compensation Committee has granted Options and Rights covering 697,936 shares of Class A Common Stock to eligible directors, officers and employees and Options covering 65,000 shares of Class A Common Stock have been granted to Compensation Committee members. The following table sets forth the number of shares of Class A Common Stock underlying Options and Rights granted to (i) Mr. Stewart Wang, the Company's Chief Executive Officer and President; (ii) all current executive officers as a group; (iii) all current directors who are not executive officers as a group; (iv) each nominee for election as director; (v) each associate of any such directors, executive officers or nominees; (vi) each other person who received five percent of such Options or Rights; and (vii) all employees, including all current officers who are not executive officers, as a group.

                                                                     Number of Options
   Name                                   Title                         and Rights
   ----                                   -----                      -----------------
   Stewart Wang                           President, CEO/Director        144,500

   All executive Officers as a group                                     281,400

   All Directors who are not executive
     officers as a group                                                  65,000

   Johnson Ku                             Chairman of the Board/
                                            Director                      30,000

   Richard Chiang                         Director                        30,000

   Craig Miller                           Director                         5,000

   Felix Sung                             Director                        30,000

   Steven Dong                            CFO/Secretary                   20,000

   Michael Adams                          VP of Sales                     38,000

   Sally Manley                           VP of Procurement               35,000

   Alex Miao                              VP of Engineering               13,900

   All employees, including officers
    who are not executive officers, as
    a group                                                              351,500

Amendment to the Plan

     The amendment to the Plan would increase the aggregate number of shares of Class A Common Stock which may be issued under the Plan from 740,000 shares to 1,080,000 shares. As set forth above, there are presently 100,000 shares available for future grants under the Plan. The Board of Directors believes that stock options and similar awards are an effective means of attracting and retaining individuals as officers, employees, directors and consultants who can contribute materially to the successful conduct of the business and affairs of the Company. Accordingly, the Board of directors believes that an increase in the number of shares which may be issued pursuant to the Plan is in the best interest of the Company and its shareholders.

Board Recommendation and Vote

     The affirmative vote of a majority of the outstanding shares of Common
Stock is required to approve the amendment to the Plan.   All proxies will be
voted to approve the amendment to the Plan unless a contrary vote is indicated on the enclosed proxy card. THE BOARD IS OF THE OPINION THAT THE AMENDMENT TO THE PLAN IS IN THE BEST INTERESTS OF THE COMPANY AND RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE PLAN.

                            PRINCIPAL  SHAREHOLDERS

     The following table sets forth as of March 31, 2001, certain information regarding the ownership of the Company's Common Stock by (i) each person (including any group) known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock, (ii) each of the Company's directors and (iii) all of the Company's executive officers and directors as a group. Except as otherwise indicated below, each person named in the table has sole voting and investment power with respect to all shares of Common Stock owned by such person. Unless otherwise indicated, the address of each person shown is c/o the Company, 28040 West Harrison Parkway, Valencia, California 91355.


                                             Class A Common Stock (1)        Class B Common Stock (1)
                                             ------------------------        ------------------------       % of Vote of all Classes
Name and Address of Beneficial Owner     Number of Shares    % of Class    Number of Share    % of Class      of Common Stock (1)
------------------------------------     ----------------    ----------    ---------------   -------------    -------------------
Stewart Wang                                   868,479 (2)     17.59 %        762,612           100%                61.55 %  (3)

Tzu Sheng Ku                                 1,230,907 (4)     21.60 %                                               9.80 %

FMR Corporation                                383,900 (7)      7.78 %                                               3.06 %
  82 Devonshire Street
  Boston,  MA 02109

Richard Chiang                                 292,194 (5)      5.92 %                                               2.33 %

Craig Miller                                     1,000 (5)       *                                                    *

Felix Sung                                      44,227 (5)       *                                                    *

All directors and executive officers
as a group (10 persons)                      2,799,267 (6)      56.7%         762,612           100%                76.92 %  (3)

*  Less than 1.0%

(1) Beneficial ownership is determined in accordance with rules of the Securities and Exchange Commission that deem shares to be beneficially owned by any person who has or shares voting or investment power with respect to such shares. Unless otherwise indicated, the persons named in this table have sole voting and sole investment power with respect to all shares shown as beneficially owned, subject to community property laws where applicable.

(2) Includes 762,612 shares of Class A Common Stock issuable upon conversion of the 762,612 shares of Class B Common Stock owned by Mr. Wang, 700 shares of Class A Common Stock owned by Mr. Wang's wife and 105,167 shares of Class A Common Stock underlying options that are or will within 60 days of the date hereof, be exercisable.

(3) Excludes 762,612 shares of Class A Common Stock issuable upon conversion of the 762,612 shares of Class B Common Stock owned by Mr. Wang.

(4) Includes 81,962 shares of Class A Common Stock owned by Mr. Ku's wife and 178,180 shares of Class A Common Stock owned by Mr. Ku's four minor children as to which Mr. Ku exercises sole voting control and includes 17,500 shares of underlying options that are, or will within 60 days of the date hereof, be exercisable.

(5) Includes 17,500 shares of underlying options that are, or will within 60 days of the date hereof, be exercisable.

(6)  Includes the shares of Class A Common Stock referred to in footnotes (2),
     (4) and (5) above.

(7) FMR Corporation filed a Form 13G/A on February 14, 2001, claiming beneficial ownership of 383,900 shares of Class A Common Stock.

                                 AUDITORS

     Grant Thornton LLP, independent certified public accountants, were selected by the Board of Directors to serve as independent auditors of the Company for the fiscal year ended December 31, 1998, 1999 and 2000. Representatives of Grant Thornton LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will respond to appropriate questions from shareholders.

                         REPORT OF THE AUDIT COMMITTEE

     For many years, the Company has had an Audit Committee composed entirely of non-management directors. The members of the Audit Committee meet the independence and experience requirements of The National Association of Securities Dealers' listing standards, as applicable and as may be modified or suplemented. The Audit Committee has adopted, and our Board of Directors approved, a charter outlining the practices it follows; a copy of the charter is attached as Appendix I to this proxy statement.

     During the year 2000, the Audit Committee met one time with the senior members of the Company's financial management team. During the meeting, management reviewed the audited financial statements in the Annual Report with the Audit Committee including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. Additionally, the Audit Committee discussed written disclosures from the independent auditors discussing matters required by SAS 61 (Codification of Statement on Auditing Standards, AU Section 380) and Independence Standards Board Standard No. 1 (Independence Standrads Board Standard No. 1, Independence Discussions with Audit Committees).

     In performing all of these functions, the Audit Committee acts only in an oversight capacity. The Committee does not complete its reviews prior to the Company's public announcements of financial results and, necessarily, in its oversight role, the Committee relies on the work and assurances of the Company's management, which has the primary responsibility for financial statements and reports, and of the independent auditors, who, in their report, express an opinion on the conformity of the Company's annual financial statements to generally accepted accounting principles.

     In reliance on these reviews and discussions, and the report of the independent auditors, the Audit Committee has recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000, for filing with the Securities and Exchange Commission.

                                         AUDIT COMMITTEE
                                         Richard Chiang
                                         Craig Miller
                                         Felix Sung


                AUDIT FEES, FINANCIAL INFORMATION SYSTEMS DESIGN
                   AND IMPLEMENTAION FEES AND ALLOTHER FEES.

     Fees for the last annual audit were approximately $40,000 and fees for nonaudit services were approximately $25,000. Audit and nonaudit related services generally include fees for statutory audits, business acquisitions, and accounting consultations. No other fees were incurred or paid to the Company's independent auditors.

                           PROPOSALS OF SHAREHOLDERS

     A proper proposal submitted by a shareholder for presentation at the Company's 2002 Annual Meeting and received at the Company's executive offices no later than December 26, 2001, will be included in the Company's proxy statement and form of proxy relating to the 2002 Annual Meeting.

                                 OTHER MATTERS

     The Board of Directors is not aware of any matter to be acted upon at the Annual Meeting other than described in this Proxy Statement. Unless otherwise directed, all shares represented by the persons named in the accompanying proxy will be voted in favor of the proposals described in this Proxy Statement. If any other matter properly comes before the meeting, however, the proxy holders will vote thereon in accordance with their best judgment.

                                    EXPENSES

     The entire cost of soliciting proxies will be borne by the Company. Solicitation may be made by mail. The Company will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward soliciting material to the beneficial owners of the Company's Common Stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith.

                         ANNUAL REPORT TO SHAREHOLDERS

     The Company's Annual Report for the year ended December 31, 2000 is being mailed to Shareholders along with this Proxy Statement. The Annual Report is not to be considered part of the soliciting material.

                              REPORT ON FORM 10-K

     THE COMPANY UNDERTAKES, UPON WRITTEN REQUEST, TO PROVIDE, WITHOUT CHARGE, EACH PERSON FROM WHOM THE ACCOMPANYING PROXY IS SOLICITED WITH A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2000, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, BUT EXCLUDING EXHIBITS THERETO. REQUESTS SHOULD BE ADDRESSED TO TAITRON COMPONENTS INCORPORATED, 28040 WEST HARRISON PARKWAY, VALENCIA, CALIFORNIA, 91355, ATTENTION: CHIEF FINANCIAL OFFICER.

Exhibit 1
---------

                        TAITRON COMPONENTS INCORPORATED

                           1995 STOCK INCENTIVE PLAN


                                   ARTICLE 1
                            General Purpose of Plan

  The name of this plan is the Taitron Components Incorporated 1995 Stock Incentive Plan (the "Plan"). The purpose of the Plan is to enable Taitron Components Incorporated, a California corporation (the "Company"), and any Parent or any Subsidiary to obtain and retain the services of the types of employees, consultants, officers and Directors who will contribute to the Company's long range success and to provide incentives which are linked directly to increases in share value which will inure to the benefit of all shareholders of the Company.

                                   ARTICLE 2
                                  Definitions

 For purposes of the Plan, the following terms shall be defined as set forth below:

     "Administrator" shall have the meaning as set forth in Section 3.1 of the Plan.

     "Board" means the Board of Directors of the Company.

     "Cash Election" shall have the meaning set forth in Section 7.2(c)(vii) of the Plan.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

     "Committee" means a committee of the Board designated by the Board to administer the Plan and composed of not less than the minimum number of persons from time to time required both by the Rule and Section 162(m) of the Code, each of whom is a Disinterested Person and an Outside Director.

     "Company" means Taitron Components Incorporated, a corporation organized under the laws of the State of California (or any successor corporation).

     "Date of Grant" means the date on which the Administrator adopts a resolution expressly granting Rights to a Participant, or if a different date is set forth in such resolution as the Date of Grant, then such date as is set forth in such resolution.

     "Director" means a member of the Board.

     "Disability" means permanent and total disability as defined by the Administrator.

     "Disinterested Person" shall have the meaning set forth in Rule 16b-3(c)(2)(i) under the Exchange Act, or any successor definition adopted by the SEC.

     "Election" shall have the meaning set forth in Section 11.3(d)(i) of the Plan.

     "Eligible Person" means an employee, officer, consultant or, subject to the limitations set forth in Article 5 of the Plan, Director of the Company, any Parent or any Subsidiary.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Exercise Price" shall have the meaning set forth in Section 6.2(c) of the Plan.

     "Fair Market Value" per share at any date shall mean (i) if the Stock is listed on an exchange or exchanges, or admitted for trading in a market system which provides last sale data under Rule 11Aa3-1 of the General Rules and Regulations of the SEC under the Exchange Act (a "Market System"), the last reported sales price per share on the last business day prior to such date on the principal exchange on which it is traded, or in a Market System, as applicable, or if no sale was made on such day on such principal exchange or in such a Market System, as applicable, the last reported sales price per share on the most recent day prior to such date on which a sale was reported on such exchange or such Market System, as applicable; or (ii) if the Stock is not then traded on an exchange or in a Market System, the average of the closing bid and asked prices per share for the Stock in the over-the-counter market as quoted on NASDAQ on the day prior to such date; or (iii) if the Stock is not listed on an exchange or quoted on NASDAQ, an amount determined in good faith by the Administrator.

     "Grantee" means a Participant who is granted a SAR pursuant to the Plan.

     "Liquidating Event" shall have the meaning set forth in Section 9.1(b) of the Plan.

     "Liquidity Event" means any Reorganization Event which the Administrator determines, in its sole and absolute discretion, to treat as such an event.

     "Incentive Stock Option" means a Stock Option intended to qualify as an "incentive stock option" as that term is defined in Section 422 of the Code.

     "Initial Valuation" shall have the meaning set forth in Section 7.2(b) of the Plan.

     "Non-Statutory Stock Option" means a Stock Option intended to not qualify as an Incentive Stock Option.

     "Optionee" means a Participant who is granted a Stock Option pursuant to the Plan.

     "Outside Director" means a Director who is not (a) a current employee of the Company (or any related entity), (b) a former employee of the Company (or any related entity) who is receiving compensation for prior services (other than benefits under a tax-qualified retirement plan), (c) a former officer of the Company (or any related entity), or (d) a consultant or person otherwise receiving compensation or other remuneration, either directly or indirectly, in any capacity other than as a Director.

     "Parent" means any present or future corporation which would be a "parent corporation" as that term is defined in Section 424 of the Code.

     "Participant" means any Eligible Person selected by the Administrator, pursuant to the Administrator's authority set forth in Article 3 of the Plan, to receive grants of Rights.

     "Plan" means this Taitron Components Incorporated 1995 Stock Incentive Plan, as the same may be amended or supplemented from time to time.

     "Related SAR Option" shall have the meaning set forth in Section 7.1 of the Plan.

     "Reorganization Event" shall have the meaning set forth in Section 9.1(c) of the Plan.

     "Retirement" means retirement from active employment with the Company or any Parent or Subsidiary as defined by the Administrator.

     "Rights" means Stock Options and/or SARs.

     "Rule" means Rule 16b-3 and any future rules promulgated in substitution therefore under the Exchange Act.

     "SAR" means a stock appreciation right granted alone or in tandem with a Stock Option pursuant to Article 7.

     "SEC" means the Securities and Exchange Commission.

     "Section 16(b) Person" means a person subject to Section 16(b) of the Exchange Act.

     "Special Terminating Event" with respect to a Participant means the death or Disability of that Participant.

     "Spread" shall have the meaning set forth in 7.2(c)(iv) of the Plan.

     "Stock" means the Class A Common Stock, par value $.001 per share, of the Company.

     "Stock Option" means an option to purchase shares of Stock granted pursuant to Article 6 of the Plan.

     "Stock Option Agreement" shall have the meaning set forth in Section 6.2 of the Plan.

     "SAR Agreement" shall have the meaning set forth in Section 7.2 of the Plan.

     "Subsidiary" means any present or future corporation which would be a "subsidiary corporation" as that term is defined in Section 424 of the Code.

     "Surviving Corporation" shall have the meaning set forth in Section 9.1(e) of the Plan.

     "Tax Date" shall have the meaning set forth in Section 11.3(d)(iii) of the Plan.

     "Ten Percent Shareholder" means a person who on the Date of Grant owns, either directly or through attribution as provided in Section 424(d) of the Code, Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary.

     "Window Period" shall have the meaning set forth in Section 7.2(c)(vi) of the Plan.

     "Withholding Right" shall have the meaning set forth in Section 11.3(c) of the Plan.

                                   ARTICLE 3
                                Administration

     Section 3.1  Administrator.  The Plan shall be administered by the
                  -------------
Committee (referred to herein as the "Administrator").

     Section 3.2  Powers in General.  The Administrator shall have the power and
                  -----------------
authority to grant to Eligible Persons, pursuant to the terms of the Plan:
(i) Stock Options; (ii) SARs or (iii) any combination of the foregoing.

     Section 3.3  Specific Powers.  In particular, the Administrator shall have
                  ---------------
the authority: (i) to construe and interpret the Plan and apply its provisions;
(ii) to promulgate, amend and rescind rules and regulations relating to the administration of the Plan; (iii) to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;
(iv) to determine when Rights are to be granted under the Plan; (v) from time to time to select, subject to the limitations set forth in this Plan, those Eligible Persons to whom Rights shall be granted; (vi) to determine the number of shares of Stock to be made subject to each Right; (vii) to prescribe the terms and conditions of each Stock Option, including, without limitation, the Exercise Price and medium of payment and vesting provisions, to determine whether the Stock Option is to be an Incentive Stock Option or a Non-Statutory Stock Option and to specify the provisions of the Stock Option Agreement relating to such Stock Option; (viii) to prescribe the terms and conditions of each SAR including, without limitation, to determine whether such SAR is to be granted alone or in tandem with Stock Options during the term of the Related SAR Option, and to specify the provisions of the SAR relating to such SAR including, without limitation, the Initial Valuation and vesting provisions; (ix) to amend any outstanding Rights for the purpose of modifying the time or manner of vesting, the Initial Valuation or Exercise Price, as the case may be, thereunder or otherwise, subject to applicable legal restrictions and to the consent of the other party to such agreement; (x) to determine when a consultant's relationship with the Company is sufficient to constitute the equivalent of employment with the Company for purposes of the Plan; (xi) to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their employment for purposes of the Plan; and (xii) to make any and all other determinations which it determines to be necessary or advisable for administration of the Plan.

     Section 3.4  Decisions Final.  All decisions made by the Administrator
                  ---------------
pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants.

     Section 3.5  The Committee.  The Board may, in its sole and absolute
                  -------------
discretion, from time to time delegate any or all of its duties and authority with respect to the Plan to the Committee whose members are to be appointed by and to serve at the pleasure of the Board. Once appointed, the Committee shall continue to serve until otherwise directed by the Board. From time to time, the Board may increase or decrease (to not less than the minimum number of persons from time to time required by both the Rule and Section 162(m) of the Code) the size of the Committee, add additional members to, remove members (with or without cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee. The Committee shall act pursuant to a vote of the majority of its members or, in the case of a committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the written consent of the majority of its members or, in the case of a committee comprised of only two members, the unanimous written consent of its members, and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable.

                                   ARTICLE 4
                             Stock Subject to Plan

     Section 4.1  Stock Subject to the Plan.  Subject to adjustment as
                  -------------------------
provided in Article 9, the total number of shares of Stock reserved and available for issuance under the Plan shall be 740,000 1,080,000 shares. Solely
                                                       ----------
for the purposes of determining the number of shares of Stock reserved and available for issuance under the Plan, each SAR granted without relation to a Stock Option shall be treated as a Stock Option.

     Section 4.2  Unexercised Rights; Reacquired Shares.  To the extent that
                  -------------------------------------
any Rights expire or are otherwise terminated without being exercised, the shares of Stock underlying such Rights (and shares related thereto) shall again be available for issuances in connection with future Rights under the Plan. If and to the extent that the Company receives shares of Stock in payment of all or a portion of the purchase price for any Stock, or in payment of any tax liabilities, the receipt of such shares will not increase the number of shares
                                             ---
available for issuance under the Plan.

                                   ARTICLE 5
                                  Eligibility

     Directors who are not members of the Committee, members of the Committee (but only subject to the provisions of Article 8 hereof), officers, employees and consultants of the Company, any Parent or any Subsidiary, who are responsible for or contribute to the management, growth or profitability of the business of the Company, any Parent or any Subsidiary, shall be eligible to be granted Rights hereunder, subject to limitations set forth in this Plan; provided, however, that only officers and employees shall be eligible to be granted Incentive Stock Options hereunder.

                                   ARTICLE 6
                                 Stock Options

     Section 6.1  General.  Stock Options may be granted alone or in addition
                  -------
to other Rights granted under the Plan. Each Stock Option granted under the Plan shall be in such form and under such terms and conditions as the Administrator may from time to time approve; provided, that such terms and conditions are not inconsistent with the Plan. The provisions of Stock Option Agreements entered into under the Plan need not be identical with respect to each Optionee. Stock Options granted under the Plan may be either Incentive Stock Options or Non-Statutory Stock Options.

     Section 6.2  Terms and Conditions of Stock Options.  Each Stock Option
                  -------------------------------------
granted pursuant to the Plan shall be evidenced by a written option agreement between the Company and the Optionee (the "Stock Option Agreement"), which shall comply with and be subject to the following terms and conditions.

          (a)  Number of Shares.  Each Stock Option Agreement shall state the
               ----------------
number of shares of Stock to which the Stock Option relates.

          (b)  Type of Option.  Each Stock Option Agreement shall identify the
               --------------
portion (if any) of the Stock Option which constitutes an Incentive Stock
Option.

          (c)  Exercise Price.  Each Stock Option Agreement shall state the
               --------------
price at which shares subject to the Stock Option may be purchased (the "Exercise Price"), which, with respect to Incentive Stock Options, shall not be less than 100% of the Fair Market Value of the shares of Stock on the Date of Grant; provided however, that in the case of an Incentive Stock Option granted to a Ten Percent Shareholder, the Exercise Price shall not be less than 110% of such Fair Market Value. With respect to Non-Statutory Stock Options, the Exercise Price shall not be less than 85% of the Fair Market Value of the shares of Stock on the Date of Grant of the Non-Statutory Stock Option.

          (d)  Value of Shares.  The Fair Market Value of the shares of Stock
               ---------------
(determined as of the Date of Grant) with respect to which Incentive Stock Options are first exercisable by an Optionee under this Plan and all other incentive option plans of the Company and any Parent or Subsidiary in any calendar year shall not, for such year, in the aggregate, exceed $100,000; provided, however, that if the aggregate Fair Market Value of such shares exceeds $100,000, then the incremental portion in excess of $100,000 shall be treated as Non-Statutory Stock Options (and not as Incentive Stock Options); provided, further, that this Section 6.2(d) shall not affect the right of the Administrator to accelerate or otherwise alter the time of vesting of any Stock Options granted as Incentive Stock Options, even, if as a result thereof, some of such Stock Options cease being Incentive Stock Options.

          (e)  Medium and Time of Payment.  The Exercise Price shall be paid
               --------------------------
in full, at the time of exercise, (i) in cash or cash equivalents, (ii) with the approval of the Administrator, in shares of Stock which have been held by the Optionee for a period of at least six calendar months preceding the date of surrender and which have a Fair Market Value equal to the Exercise Price, (iii) in a combination of cash, cash equivalents and Stock, or (iv) in any other form of legal consideration acceptable to the Administrator, and may be effected in whole or in part (x) with monies received from the Company at the time of exercise as a compensatory cash payment; or (y) with monies borrowed from the Company in accordance with Section 11.5.

          (f)  Term and Exercise of Stock Options.  Stock Options shall vest
               ----------------------------------
or become exercisable over the exercise period at the times the Administrator may determine, as reflected in the related Stock Option Agreements; provided, however, that the Optionees shall have the right to exercise the Stock Options at the rate of at least 20% per year over five years from the Date of Grant of such Stock Options. Unless a different vesting schedule is established by the Administrator and reflected in the Stock Option Agreement, each Optionee shall have the right to exercise the Stock Options evidenced thereby as follows: 33% of the Stock Options (rounded up to the nearest whole share) shall vest on the first anniversary of the Date of Grant of the Stock Options, 33% of the Stock Options (rounded up to the nearest whole share) shall vest on the second anniversary of the Date of Grant of the Stock Options, and the remaining Stock Options shall vest on the third anniversary of the Date of Grant of the Stock Options. The exercise period of any Stock Option shall be determined by the Administrator, but shall not exceed ten years from the Date of Grant of the Stock Option. In the case of an Incentive Stock Option granted to a Ten Percent Shareholder, the exercise period shall be determined by the Administrator, but shall not exceed five years from the Date of Grant of the Stock Option. The exercise period shall be subject to earlier termination upon the occurrence of either a Special Terminating Event, as provided in Section 11.6, or the termination of employment, as provided in Section 11.7. A Stock Option may be exercised, as to any or all full shares of Stock as to which the Stock Option has become exercisable, by giving written notice of such exercise to the Company.

                                   ARTICLE 7
                           Stock Appreciation Rights

     Section 7.1  General.  The Administrator shall have the authority to
                  -------
grant SARs in tandem with Stock Options granted under this Plan or under any other stock option plan of the Company (the "Related SAR Option") with respect to all or some of the shares of Stock covered by the Related SAR Option. SARs granted in tandem with Related SAR Options may be granted either at the time of grant of the Related SAR Option or at any time thereafter during the term of the Related SAR Option. The Administrator shall also have the authority to grant SARs without relation to any Stock Option granted under this Plan or under any other stock option plan of the Company. Each SAR shall be granted on such terms and conditions not inconsistent with the Plan as the Administrator may determine. The provisions of the various SAR awards need not be the same with respect to each Grantee.

     Section 7.2  Terms and Conditions of SARs.  Each SAR granted pursuant to
                  ----------------------------
the Plan shall be evidenced by a written SAR agreement between the Company and the Grantee (the "SAR Agreement"), which shall comply with and be subject to the following terms and conditions.

          (a)  Number of SARs.  Each SAR Agreement shall state the number of
               --------------
shares of Stock to which the SAR relates.

          (b)  Initial Valuations.  Each SAR Agreement shall provide that each
               ------------------
SAR granted in tandem with a Related Stock Option is valued at the Exercise Price of the Related SAR Option and that each SAR granted without relation to a stock Option is valued at the Fair Market Value of a share of Stock on the Date of Grant (the "Initial Valuation").

          (c)  Term and Exercise of SARs.
               -------------------------

               (i) Each SAR granted otherwise than in tandem with a Stock
Option shall be exercisable as determined by the Administrator, but in no event after 10 years from the Date of Grant. Each other SAR shall be exercisable only if, and to the extent that, the Related SAR Option is exercisable and has not yet terminated or expired, and in the case of a SAR granted in respect of an Incentive Stock Option, only when the Fair Market Value per share of the Stock exceeds the Exercise Price of the Related SAR Option; and upon the exercise of a SAR, the related SAR Option shall cease to be exercisable to the extent of the shares of Stock with respect to which such SAR is exercised, but shall be considered to have been exercised to that extent for purposes of determining the number of shares available for the grant of further Rights pursuant to the Plan. Upon the exercise or termination of a Related SAR Option, the SAR granted in tandem with such Related SAR Option shall terminate to the extent of the shares of Stock with respect to which the Related SAR Option was exercised or terminated.
                (ii) To exercise a SAR granted in tandem with a Related SAR Option, the Grantee shall (A) give written notice thereof to the Company specifying the number of shares of Stock with respect to which the SAR is being exercised and the percentage of the total amount the Grantee is entitled to receive which the

Grantee elects to receive in cash or shares of Stock with respect to the exercise of the SAR; and (B) if requested by the Administrator, deliver the Related SAR Option agreement to the Secretary of the Company, who shall endorse thereon a notation of such exercise and return the Related SAR Option agreement to the Grantee. To exercise a SAR granted without relation to a Stock Option, the Grantee shall give written notice thereof to the Company specifying the number of shares of Stock with respect to which the SAR is being exercised and the percentage or sum of the total amount the Grantee is entitled to receive which the Grantee elects to receive in cash, and the percentage or sum the Grantee elects to receive in shares of Stock, with respect to the exercise of the SAR. The date of exercise of a SAR which is validly exercised shall be deemed to be the date on which there shall have been delivered to the Company the appropriate aforesaid instruments.

                (iii) Upon the exercise of a SAR, the holder thereof, subject to
Section 7.2(c)(vii), shall be entitled at the holder's election to receive either:

                   (A) a number of shares of Stock equal to the quotient computed by dividing the Spread (as defined in Section 7.2.(c)(iv)) by the Fair Market Value per share of Stock on the date of exercise of the SAR; provided, however, that in lieu of fractional shares, the Company shall pay in cash or cash equivalents an amount equal to the same fraction of the Fair Market Value per share of Stock on the date of exercise of the SAR; or

                   (B) an amount payable in cash or cash equivalents equal to the Spread; or

                   (C) a combination of an amount payable in cash or cash equivalents and a number of shares calculated as provided in Section 7.2.(c)(iii)(A) (after reducing the Spread by such cash amount); plus any amounts payable in lieu of any fractional shares as provided above.

                (iv) The term "Spread" as used in Section 7.2(c) shall mean an amount equal to the product computed by multiplying (A) the excess of (x) the Fair Market Value per share of Stock on the date the SAR is exercised, over either (y) in the case of an SAR in tandem with a Related SAR Option, the Exercise Price per share of the Related SAR Option, or (z) in the case of an SAR not granted in tandem with a Stock Option, the Initial Valuation of the SAR; by
(B) the number of shares with respect to which such SAR is being exercised.

                (v) Notwithstanding the provisions of this Section 7.2, and while the SAR Agreement may provide for longer vesting periods, no SAR may be exercised during the first six months following its Date of Grant, and, with respect to SARs granted in tandem with a Related SAR Option, neither the SAR nor the Related SAR Option may be exercised during the first six months following the Date of Grant of the SAR, unless, in either case, prior to the expiration of such six-month period, the holder of the SAR ceases to be an employee of the Company or any Parent or Subsidiary by reason of such holder's Special Terminating Events.

                (vi) Notwithstanding the provisions of this Section 7.2 or the related SAR Agreement to the contrary, any Grantee who at the date of the exercise of the SAR or any portion thereof is a Section 16(b) Person, may only make a Cash Election (as defined below) and related exercise during the period beginning on the third business day following the date of release for publication of the quarterly or annual summary statements of sales and earnings of the Company and ending on the twelfth business day following such date (the "Window Period"). Additionally, no Section 16(b) Person shall have the right to make any Cash Election unless the Company has been subject to the reporting requirements of Section 13(a) of the Exchange Act for at least a year prior to the transaction and has filed all reports and statements required to be filed pursuant to that Section for that year.

                (vii) Notwithstanding the provisions of this Section 7.2, the Administrator shall have sole discretion to approve or disapprove a Participant's election to receive any amounts payable in cash or cash equivalents in whole or in part ("Cash Election") upon the exercise of a SAR. Such approval or disapproval may be given at any time after the election to which it relates and until approval is given, no amounts will be due or payable to such Participant. If the Administrator shall disapprove a Cash Election, the exercise of the SAR with respect to which the Cash Election was made shall be of no effect, but without prejudice to the right of the holder to exercise such SAR in the future in accordance with its terms.

                (viii) Notwithstanding the foregoing, in the case of a SAR granted in tandem with an Incentive Stock Option, the holder may not receive an amount in excess of such amount as will enable the Stock Option to qualify as an Incentive Stock Option.

          (d)  Securities Laws.  The Company intends that this Section 7.2
               ---------------
shall comply with the requirements of the Rule during the term of the Plan. Should any provision of Section 7.2 not be necessary to comply with the requirements of the Rule or should any additional provisions be necessary for
Section 7.2 to comply with the requirements of the Rule, the Board may amend the Plan to add to or modify the provisions of the Plan accordingly.

          (e)  Limitations on Amounts Payable.  Notwithstanding Section
               ------------------------------
7.2(c)(iii), the Administrator may place a limitation on the amount payable in cash, Stock or both upon exercise of a SAR. Any such limitation must be determined as of the Date of Grant, and noted on the instrument evidencing the Participant's SAR granted hereunder.

                                   ARTICLE 8
                     Mandatory Grants to Committee Members

     Section 8.1  Mandatory Grants to Committee Members.  Notwithstanding any
                  -------------------------------------
other provision of this Plan, the grant of Stock Options to members of the Committee shall be subject to the following limitations of this Article 8.

          (a) Upon the initial election or appointment of a member of the Committee by the Board, the Committee shall grant to such member, at the first meeting of the Committee following the date of such election or appointment, a ten year Non-Statutory Stock Option to purchase 5,000 shares of Stock.

          (b) The Committee shall grant to each member, effective as of each anniversary of the election or appointment of such member to the Committee, a ten year Non-Statutory Stock Option to purchase 5,000 shares of Stock.

          (c) All Stock Options granted to members of the Committee under this
Article 8 shall be exercisable at an Exercise Price equal to 100% of the Fair Market Value of a share of Stock on the Date of Grant.

          (d) All Stock Options granted to members of the Committee under this
Article 8 will vest or become exercisable as follows: 33% of the Stock Options (rounded up to the nearest whole share) shall vest on the first anniversary of the Date of Grant of the Stock Options, and 33% of the Stock Options (rounded up to the nearest whole share) shall vest on the second anniversary of the Date of Grant of the Stock Options, and the remaining Sock Options shall vest on the third anniversary of the Date of Grant of the Stock Options.

          (e) Unless otherwise provided in the Plan, all provisions regarding the terms of Non-Statutory Stock Options, other than those pertaining to the Date of Grant, the number of shares covered by such grant, term and Exercise Price shall be applicable to the Stock Options granted to members of the Committee under this Article 8.

     Section 8.2  Prohibition of Other Grants to Committee Members.
                  ------------------------------------------------
Notwithstanding any other provisions in this Plan, the mandatory grants described in this Article 8 shall constitute the only grants under the Plan permitted to be made to members of the Committee.

     Section 8.3  Prohibition Against Certain Amendments.  Notwithstanding any
                  --------------------------------------
other provisions of this Plan, the provisions of this Article 8 shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules thereunder.

                                   ARTICLE 9
                                  Adjustments

     Section 9.1  Effect of Certain Changes.
                  -------------------------

          (a)  Stock Dividends, Splits, Etc.  If there is any change in the
               ----------------------------
number of outstanding shares of Stock through the declaration of Stock dividends or through a recapitalization resulting in Stock splits, or combinations or exchanges of the outstanding shares, however, not including a change resulting from the conversion of the Company's Class B Common Stock, par value $.001 per share, for shares of Stock, (i) the number of shares of Stock available for Rights, (ii) the number of shares covered by outstanding Rights, (iii) the number of shares set forth under Section 11.1(a) and (iv) the Exercise Price or Initial Value of any Stock Option or SAR, in effect prior to such change, shall be proportionately adjusted by the Administrator to reflect any increase or decrease in the number of issued shares of Stock; provided, however, that any fractional shares resulting from the adjustment shall be eliminated.

          (b)  Liquidating Event.  In the event of the proposed dissolution or
               -----------------
liquidation of the Company, or in the event of any corporate separation or division, including, but not limited to, a split-up, split-off or spin-off (each, a "Liquidating Event"), the Administrator may provide that the holder of any Rights then exercisable shall have the right to exercise such Rights (at the price provided in the agreement evidencing the Rights) subsequent to the Liquidating Event, and for the balance of its term, solely for the kind and amount of shares of Stock and other securities, property, cash or any combination thereof receivable upon such Liquidating Event by a holder of the number of shares of Stock for or with respect to which such Rights might have been exercised immediately prior to such Liquidating Event; or the Administrator may provide, in the alternative, that each Right granted under the Plan shall terminate as of a date to be fixed by the Board; provided, however, that not less than 30 days written notice of the date so fixed shall be given to each Rights holder and if such notice is given, each Rights holder shall have the right, during the period of 30 days preceding such termination, to exercise his or her Rights as to all or any part of the shares of Stock covered thereby, without regard to any installment or vesting provisions in his or her Rights agreement, on the condition, however, that the Liquidating Event actually occurs; and if the Liquidating Event actually occurs, such exercise shall be deemed effective (and, if applicable, the Rights holder shall be deemed a shareholder with respect to the Rights exercised) immediately preceding the occurrence of the Liquidating Event (or the date of record for shareholders entitled to share in such Liquidating Event, if a record date is set).

          (c)  Merger or Consolidation.  In the case of any capital
               -----------------------
reorganization, any reclassification of the Stock (other than a change in par value or recapitalization described in Section 9.1(a) of the Plan), or the consolidation of the Company with, or a sale of substantially all of the assets of the Company to (which sale is followed by a liquidation or dissolution of the Company), or merger of the Company with another person (a "Reorganization Event"), the Administrator shall be obligated to determine, in its sole and absolute discretion, whether the Reorganization Event shall constitute a "Liquidity Event," and to deliver to the Rights holders at least 15 days prior to such Reorganization Event (or at least 15 days prior to the date of record for shareholders entitled to share in the securities or property distributed in the Reorganization Event, if a record date is set) a notice which shall (i) indicate whether the Reorganization Event shall be considered a Liquidity Event and (ii) advise the Rights holder of his or her rights pursuant to the agreement evidencing such Rights. If the Reorganization Event is determined to be a Liquidity Event, (i) the Surviving Corporation may, but shall not be obligated to, tender stock options or stock appreciation rights to the Rights holder with respect to the Surviving Corporation, and such new options and rights shall contain terms and provisions that substantially preserve the rights and benefits of the applicable Rights then outstanding under the Plan, or (ii) in the event that no stock options or stock appreciation rights have been tendered by the Surviving Corporation pursuant to the terms of item (i) immediately above, the Rights holder shall have the right, exercisable during a 10 day period ending on the fifth day prior to the Reorganization Event (or ending on the fifth day prior to the date of record for shareholders entitled to share in the securities or property distributed in the Reorganization Event, if a record date is set), to exercise his or her rights as to all or any part of the shares of Stock covered thereby, without regard to any installment or vesting provisions in his or her Rights agreement, on the condition, however, that the Reorganization Event is actually effected; and if the Reorganization Event is actually effected, such exercise shall be deemed effective (and, if applicable, the Rights holder shall be deemed a shareholder with respect to the Rights exercised) immediately preceding the effective time of the Reorganization Event (or on the date of record for shareholders entitled to share in the securities or property distributed in the Reorganization Event, if a record date is set). If the Reorganization Event is not determined to be a Liquidity Event, the Rights holder shall thereafter be entitled upon exercise of the Rights to purchase the kind and number of shares of stock or other securities or property of the Surviving Corporation receivable upon such event by a holder of the number of shares of the Stock which the Rights would have entitled the Rights holder to purchase from the Company if the Reorganization Event had not occurred, and in any such case, appropriate adjustment shall be made in the application of the provisions set forth in this Plan with respect to the Rights holder's rights and interests thereafter, to the end that the provisions set forth in the agreement applicable to such Rights (including the specified changes and other adjustments to the Exercise Price) shall thereafter be applicable in relation to any shares or other property thereafter purchasable upon exercise of the Rights.

          (d)  Where Company Survives.  Section 9.1(c) shall not apply to a
               ----------------------
merger or consolidation in which the Company is the Surviving Corporation, unless shares of Stock are converted into or exchanged for securities other than publicly-traded common stock, cash (excluding cash in payment for actual shares) or any other thing of value. Notwithstanding the preceding sentence, in case of any consolidation or merger of another corporation into the Company in which the Company is the Surviving Corporation and in which there is a reclassification or change (including a change to the right to receive an amount of money payable by cash or cash equivalents or other property) of the shares of Stock (other than a change in par value, or from par value to no par value, or as a result of a subdivision or combination, but including any change in such shares into two or more classes or series of shares), the Administrator may provide that the holder of each of the Rights then exercisable shall have the right to exercise such Rights solely for the kind and amount of shares of Stock and other securities (including those of any new direct or indirect Parent of the Company), property, cash or any combination thereof receivable upon such reclassification, change, consolidation or merger by the holder of the number of shares of Stock for which such Rights might have been exercised.

          (e)  Surviving Corporation Defined.  The determination as to which
               -----------------------------
party to a merger or consolidation is the "Surviving Corporation" shall be made on the basis of the relative equity interests of the shareholders in the corporation existing after the merger or consolidation, as follows: if immediately following any merger or consolidation the holders of outstanding voting securities of the Company immediately prior to the merger or consolidation own equity securities possessing more than 50% of the voting power of the corporation existing following the merger or consolidation, then for purposes of this Plan, the Company shall be the Surviving Corporation. In all other cases, the Company shall not be the Surviving Corporation. In making the determination of ownership by the shareholders of a corporation immediately after the merger or consolidation, of equity securities pursuant to this Section 9.1(e), equity securities which the shareholders owned immediately before the merger or consolidation as shareholders of another party to the transaction shall be disregarded. Further, for purposes of this Section 9.1(e) only, outstanding voting securities of a corporation shall be calculated by assuming the conversion of all equity securities convertible (immediately or at some future time) into shares entitled to vote.

          (f)  Par Value Changes.  In the event of a change in the Stock of
               -----------------
the Company as presently constituted which is limited to a change of all of its authorized shares with par value, into the same number of shares without par value, or any subsequent change in the par value, the shares resulting from any such change shall be "Stock" within the meaning of the Plan.

     Section 9.2  Decision of Administrator Final.  To the extent that the
                  -------------------------------
foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive; provided, however, that each Incentive Stock Option granted pursuant to the Plan shall not be adjusted without the prior consent of the holder thereof in a manner that causes such Stock Option to fail to continue to qualify as an Incentive Stock Option.

     Section 9.3  No Other Rights.  Except as expressly provided in this
                  ---------------
Article 9, no Rights holder shall have any rights by reason of any subdivision or consolidation of shares of Stock or the payment of any dividend or any other increase or decrease in the number of shares of Stock of any class or by reason of any Liquidating Event, merger, or consolidation of assets or stock of another corporation, or any other issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class; and except as provided in this Article 9, none of the foregoing events shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Stock subject to Rights. The grant of Rights pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassification, reorganizations or changes of its capital or business structures or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or part of its business or assets.

     Section 9.4  No Rights as Shareholder.  Except as specifically provided
                  ------------------------
in this Article 9, a Rights holder or a transferee of Rights shall have no rights as a shareholder with respect to any shares covered by the Rights until the date of the issuance of a Stock certificate to him or her for such shares, and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Stock certificate is issued, except as provided in Section 9.1.

                                  ARTICLE 10
                           Amendment and Termination

     The Board may amend, alter or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would impair the rights of a Participant under any Rights theretofore granted without such Participant's consent, or which without the approval of the shareholders would:

          (a) except as provided in Article 9, materially increase the total number of shares of Stock reserved for the purposes of the Plan;

          (b) materially increase the benefits accruing to Participants or Eligible Persons under the Plan; or

          (c) materially modify the requirements for eligibility under the Plan.

     The Administrator may amend the terms of any award theretofore granted, prospectively or retroactively, but, subject to Article 3, no such amendment shall impair the rights of any holder without his or her consent.

                                  ARTICLE 11
                              General Provisions

     Section 11.1  General Restrictions.
                   --------------------

          (a) Limitation on Granting of Rights.  Subject to adjustment as
              --------------------------------
provided in Article 9, no Participant shall be granted Rights with respect to more than 100,000 shares of Stock during any one year period.

          (b)  No View to Distribute.  The Administrator may require each
               ---------------------
person acquiring shares of Stock pursuant to the Plan to represent to and agree with the Company in writing that such person is acquiring the shares without a view towards distribution thereof. The certificates for such shares may include any legend which the Administrator deems appropriate to reflect any restrictions on transfer.

          (c)  Legends.  All certificates for shares of Stock delivered under
               -------
the Plan shall be subject to such stop transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations and other requirements of the SEC, any stock exchange upon which the Stock is then listed and any applicable federal or state securities laws, and the Administrator may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

     Section 11.2  Other Compensation Arrangements.  Nothing contained in this
                   -------------------------------
Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

     Section 11.3  Disqualifying Dispositions; Withholding Taxes.
                   ---------------------------------------------

          (a)  Disqualifying Disposition.  The Stock Option Agreements shall
               -------------------------
require Optionees who make a "disposition" (as defined in the Code) of all or any of the Stock acquired through the exercise of Stock Options within two years from the date of grant of the Stock Option, or within one year after the issuance of Stock relating thereto, to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such Stock; and each Optionee shall agree that he or she shall maintain all such Stock in his or her name so long as he or she maintains beneficial ownership of such Stock.

          (b)  Withholding Required.  Each Participant shall, no later than the
               --------------------
date as of which the value derived from Rights first becomes includable in the gross income of the Participant for income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any federal, state or local taxes of any kind required by law to be withheld with respect to the Rights or their exercise. The obligations of the Company under the Plan shall be conditioned upon such payment or arrangements and the Participant shall, to the extent permitted by law, have the right to request that the Company deduct any such taxes from any payment of any kind otherwise due to the Participant.

          (c)  Withholding Right.  The Administrator may, in its discretion,
               -----------------
grant to a Rights holder the right (a "Withholding Right") to elect to make such payment by irrevocably requiring the Company to withhold from shares issuable upon exercise of the Rights that number of full shares of Stock having a Fair Market Value on the Tax Date (as defined below) equal to the amount (or portion of the amount) required to be withheld. The Withholding Right may be granted with respect to all or any portion of the Rights.

          (d)  Exercise of Withholding Right.  To exercise a Withholding Right,
               -----------------------------
the Rights holder must follow the election procedures set forth below, together with such additional procedures and conditions as may be set forth in the related Rights agreement or otherwise adopted by the Administrator.

               (i) The Rights holder must deliver to the Company his or her written notice of election (the "Election") to have the Withholding Right apply to all (or a designated portion) of his or her Rights prior to the date of exercise of the Right to which it relates.

               (ii) Unless disapproved by the Administrator as provided in Subsection (iii) below, the Election once made will be irrevocable.

               (iii) No Election is valid unless the Administrator consents to the Election; the Administrator has the right and power, in its sole discretion, with or without cause or reason therefor, to consent to the Election, to refuse to consent to the Election, or to disapprove the Election; and if the Administrator has not consented to the Election on or prior to the date that the amount of tax to be withheld is, under applicable federal income tax laws, fixed and determined by the Company (the "Tax Date"), the Election will be deemed approved.

               (iv) If the Rights holder on the date of delivery of the Election to the Company is a Section 16(b) Person, the following additional provisions will apply:

                    (A) the Election cannot be made during the six calendar
            month period commencing with the date of the grant of the Withholding Right (even if the Rights to which such Withholding Right relates have been granted prior to such date); provided, that this Subsection (A) is not applicable to any Rights holder at any time subsequent to the death, Disability or Retirement of the Rights holder;

                    (B) the Election (and the exercise of the related Right) can only be made during the Window Period; and

                    (C) notwithstanding any other provision of this Section
            11.3, no Section 16(b) Person shall have the right to make any Election unless the Company has been subject to the reporting requirements of Section 13(a) of the Exchange Act for at least a year prior to the transaction and has filed all reports and statements required to be filed pursuant to that Section for that year.

            (e)  Effect.  If the Administrator consents to an Election of a
                 ------
Withholding Right:

               (i) upon the exercise of the Rights (or any portion thereof) to which the Withholding Right relates, the Company will withhold from the shares otherwise issuable that number of full shares of Stock having an actual Fair Market Value equal to the amount (or portion of the amount, as applicable) required to be withheld under applicable federal and/or state income tax laws as a result of the exercise; and

               (ii) if the Rights holder is then a Section 16(b) Person who has made an Election, the related Rights may not be exercised, nor may any shares of Stock issued pursuant thereto be sold, exchanged or otherwise transferred, unless such exercise, or such transaction, complies with an exemption from Section 16(b) provided under Rule 16b-3.

     Section 11.4  Indemnification.  In addition to such other rights of
                   ---------------
indemnification as they may have as Directors or members of the Committee, and to the extent allowed by applicable law, the Administrators shall be indemnified by the Company against the reasonable expenses, including attorney's fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which they or any one of them may be party by reason of any action taken or failure to act under or in connection with the Plan or any option granted under the Plan, and against all amounts paid by them in settlement thereof (provided that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Administrator did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, and in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within 60 days after institution of any such action, suit or proceeding, such Administrator shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.

     Section 11.5  Loans.  The Company may make loans to Optionees (other than
                   -----
Directors who are not also employees or officers of the Company) as the Administrator, in its discretion, may determine in connection with the exercise of outstanding Stock Options granted under the Plan. Such loans shall (i) be evidenced by promissory notes entered into by the holders in favor of the Company; (ii) be subject to the terms and conditions set forth in this Section
11.5 and such other terms and conditions, not inconsistent with the Plan, as the Administrator shall determine; and (iii) bear interest, if any, at such rate as the Administrator shall determine. In no event may the principal amount of any such loan exceed the Exercise Price less the par value, if any, of the shares of Stock covered by the Stock Option, or portion thereof, exercised by the Optionee. The initial term of the loan, the schedule of payments of principal and interest under the loan, the extent to which the loan is to be with or without recourse against the holder with respect to principal and applicable interest and the conditions upon which the loan will become payable in the event of the holder's termination of employment shall be determined by the Administrator; provided, however, that the term of the loan, including extensions, shall not exceed 10 years. Unless the Administrator determines otherwise, when a loan shall have been made, shares of Stock having a Fair Market

Value at least equal to the principal amount of the loan shall be pledged by the holder to the Company as security for payment of the unpaid balance of the loan and such pledge shall be evidenced by a security agreement, the terms of which shall be determined by the Administrator, in its discretion; provided, however, that each loan shall comply with all applicable laws, regulations and rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction.

     Section 11.6  Special Terminating Events.  If a Special Terminating Event
                   --------------------------
occurs, all Rights theretofore granted to such Rights holder may, unless earlier terminated in accordance with their terms, be exercised by the Rights holder or by his or her estate or by a person who acquired the right to exercise such Rights by bequest or inheritance or otherwise by reason of the death or Disability of the Rights holder, at any time within one year after the date of the Special Terminating Event.

     Section 11.7  Termination of Employment.  Except as provided in Section
                   -------------------------
11.6 or this Section 11.7, Rights may not be exercised unless the Rights holder is then a Director, or in the employ of the Company or any Parent or Subsidiary, or rendering services as a consultant to the Company or any Parent or Subsidiary, and unless he or she has remained continuously so employed or engaged since the Date of Grant. If the employment or services of a Rights holder shall terminate (other than by reason of a Special Terminating Event), all Rights previously granted to the Rights holder which are exercisable at the time of such termination may be exercised for the period ending 90 days after such termination, unless otherwise provided in the Stock Option Agreement or SAR Agreement; provided, however, that if the employment or services of a Rights holder is terminated "for cause," such Rights may be exercised for the period ending 30 days after such termination; provided, further, that no Rights may be exercised following the date of their expiration. Nothing in the Plan or in any Rights granted pursuant to the Plan shall confer upon an employee any right to continue in the employ of the Company or any Parent or Subsidiary or interfere in any way with the right of the Company or any Parent or Subsidiary to terminate such employment at any time.

     Section 11.8  Non-Transferability of Rights.  Each Stock Option Agreement
                   -----------------------------
and SAR Agreement shall provide that the Rights granted under the Plan shall not be transferable otherwise than by will or by the laws of descent and distribution, and the Rights may be exercised, during the lifetime of the Rights holder, only by the Rights holder or by his or her guardian or legal representative.

     Section 11.9  Regulatory Matters.  Each Stock Option Agreement and SAR
                   ------------------
Agreement shall provide that no shares shall be purchased or sold thereunder unless and until (i) any then applicable requirements of state or federal laws and regulatory agencies shall have been fully complied with to the satisfaction of the Company and its counsel; and (ii) if required to do so by the Company, the Optionee or Grantee shall have executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Administrator may require.

     Section 11.10  Recapitalizations.  Each Stock Option Agreement and Stock
                    -----------------
Purchase Agreement shall contain provisions required to reflect the provisions of Article 9.

     Section 11.11  Delivery.  Upon exercise of Rights granted under this Plan,
                    --------
the Company shall issue Stock or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory obligations the Company may otherwise have, for purposes of this Plan, 30 days shall be considered a reasonable period of time.

     Section 11.12  Rule 16b-3.  With respect to persons subject to Section 16
                    ----------
of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Administrator fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Administrator.

     Section 11.13  Other Provisions.  The Stock Option Agreements and SAR
                    ----------------
Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of the Rights, as the Administrator may deem advisable.

                                  ARTICLE 12
                            Effective Date of Plan

     The Plan shall become effective on the date on which the Plan is adopted by the Board, subject to approval by the Company's shareholders, which approval must be obtained within one year from the date the Plan is adopted by the Board.

                                  ARTICLE 13
                                 Term of Plan

     No Rights shall be granted pursuant to the Plan on or after March 31, 2005, but Rights theretofore granted may extend beyond that date.

                                  ARTICLE 14
                         Information to Rights Holders

     The Company will cause a report to be sent to each Rights holder not later than 120 days after the end of each fiscal year. Such report shall consist of the financial statements of the Company for such fiscal year and shall include such other information as is provided by the Company to its shareholders.

     Appendix 1
     ----------

                            AUDIT COMMITTEE CHARTER
                                      OF
                        TAITRON COMPONENTS INCORPORATED

Organization
------------

     This charter (the "Charter") governs the operations of the audit committee (the "Audit Committee") of Tatiron Components Incorporated (the "Company").
The Audit Committee shall review and reassess the Charter at least annually and will amend the charter, if appropriate, with the approval of the Company's board of directors (the "Board"). The Committee shall be appointed by the Board and shall be comprised of at least three directors, each of whom must be independent of management and the Company. Each member of the Audit Committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company. The Board will also select a chairman for the Audit Committee. All Audit Committee members shall be financially literate and experienced in reading and understanding financial statements, including the Company's balance sheet, income statement and statement of cash flow (or will become able to do so within a reasonable period of time after his or her appointment to the Audit Committee). At least one member of the Company's Audit Committee shall have past employment experience in finance or accounting or have a professional certification in accounting or other comparable experience.

Statement of Policy
-------------------

     The Audit Committee shall provide assistance to the Board in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company's financial statements and the legal compliance and ethics programs as established by management and the Board. In so doing, it is the responsibility of the Audit Committee to maintain free and open communication between the Audit Committee, the independent auditors, the internal auditors and the management of the Company. In discharging its oversight role, the Audit Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel, or the other experts for this purpose.

Responsibilities and Processes

       The primary responsibility of the Audit Committee is to oversee the Company's financial reporting process on behalf of the Board and report the results of their activities to the Board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The Audit Committee in carrying out its responsibilities believes its policies and procedures should remain flexible in order to best react to changing conditions and circumstances. The Audit Committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices and ethical behavior.

     The following shall be the principal recurring processes of the Audit Committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the Audit Committee may supplement them as appropriate.

      . The Audit Committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the Board and the Audit Committee, as representatives of the Company's shareholders. The Audit Committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. The Audit Committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board. Annually, the Committee shall review and recommend to the board the selection of the Company's independent auditors.

      . The Audit Committee shall discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation. In addition, the Audit Committee shall discuss with management, the internal auditors and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk and legal and ethical compliance programs. Furthermore, the Audit Committee shall meet separately with the internal auditors and the independent auditors, with and without management present, to discuss the results of their examinations.

      . The Audit Committee shall review the interim financial statements with management and the independent auditors prior to the filing of the Company's quarterly report on Form 10-Q. In addition, the Audit Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Audit Committee by the independent auditors under generally accepted auditing standards. The chair of the Audit Committee may represent the entire Audit Committee for the purposes of this review.

      . The Audit Committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in the financial statements. Moreover, the Audit Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Audit Committee by the independent auditors under generally accepted auditing standards.

                                       2